UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to

Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2003

ALLMERICA FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdic- tion of Incorporation)	(Commission File Number)	(I.R.S. Employer I.D. Number)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of Principal Executive Offices) (Zip Code)

(508) 855-1000

(Registrant’s Telephone Number including area code)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

The following exhibits are furnished herewith.

Exhibit 99.1	Press Release, dated October 27, 2003, announcing the Company’s financial results for the quarter ended September 30, 2003.

Exhibit 99.2	Allmerica Financial Corporation Statistical Supplement for the period ended September 30, 2003.

Item 12.    Results of Operations and Financial Condition.

The following information is being furnished under Item 12 – Results of Operations and Financial Condition. Such information, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

On October 27, 2003, Allmerica Financial Corporation issued a press release announcing its financial results for the quarter ended September 30, 2003, and announcing the cessation of its broker-dealer operation. The release is furnished as Exhibit 99.1 hereto. Additionally, on October 27, 2003, the Company made available on its website financial information contained in its Statistical Supplement for the period ended September 30, 2003. The supplement is furnished as Exhibit 99.2 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allmerica Financial Corporation Registrant

By:	/s/ Edward J. Parry III
Edward J. Parry III Chief Financial Officer and Principal Accounting Officer

Date: October 27, 2003

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Exhibit Index

Exhibit 99.1	Press Release, dated October 27, 2003, announcing the Company’s financial results for the quarter ended September 30, 2003.

Exhibit 99.2	Allmerica Financial Corporation Statistical Supplement for the period ended September 30, 2003.